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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



     [Date of Report (Date of earliest event reported): December 26, 1996



                         CITGO PETROLEUM CORPORATION
                         ---------------------------
            (Exact Name of Registrant as Specified in Its Charter)



            Delaware                       1-14380               73-1173881
            --------                       -------               ----------
  (State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)     Identification Number)




       One Warren Place, 6100 South Yale Avenue, Tulsa, Oklahoma  74136
    ----------------------------------------------------------------------
     (Address of Principal Executive Offices)                 (Zip Code)



                                (918) 495-4000
                                --------------
             (Registrant's Telephone Number, Including Area Code)

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Item 5.   Other Events

        On December 26, 1996, CITGO Petroleum Corporation announced that its parent company, PDV America, Inc., had signed a letter of intent with Union Oil Company of California for the restructuring of the Uno-Ven Company's refining and marketing business. A copy of the press release is attached hereto as
Exhibit 99.1.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                CITGO PETROLEUM CORPORATION






Date:  January 8, 1997               /s/ R. M. BRIGHT
                                     -------------------------------------
                                     R. M. Bright
                                     Controller (Chief Accounting Officer)

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                                 EXHIBIT INDEX

EXHIBIT NO.                   DESCRIPTION
-----------                   -----------

   99.1           Press release dated December 26, 1996